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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 16, 2004
                        (Date of earliest event reported)


                               US DATAWORKS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                   001-15835                   84-1290152
           ------                   ---------                   ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


              5301 HOLLISTER ROAD, SUITE 250, HOUSTON, TEXAS 77040
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 934-3855


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Item 5.   Other Events.
          ------------

         On April 16, 2004, US Dataworks, Inc. (the "Registrant"), a Nevada corporation, entered into an agreement to sell up to $6,000,000 of the Registrant's common stock, $0.0001 par value ("Common Stock"), to issue warrants to purchase up to the number of shares of Common Stock equal to 100% of the shares to be issued to each investor (the "Series A Warrants") and warrants to purchase up to the number of shares of Common Stock equal to 25% of the shares to issued to each investor (the "Series B Warrants," and collectively, with the Common Stock and Series A Warrants, the "Securities") in a private placement to 10 accredited investors. The Securities Purchase Agreement and Registration Rights Agreement, along with the form of Series A Warrant and Series B Warrant are attached hereto as Exhibits 99.1, 4.1, 99.2 and 99.3, respectively. The sale of the Securities resulted in gross proceeds to the Registrant, prior to the exercise of the Series A Warrants and the Series B Warrants, of approximately $4.6 million. The private placement closed on April 20, 2004. The Series A Warrants are fully vested and exercisable at any time until April 20, 2007 at an exercise price of $1.61 per share, subject to standard anti-dilution adjustments. The Series B Warrants are fully vested and exercisable at any time until the earlier of (i) six months from the effective date of the registration statement to be filed in connection with the private placement or (ii) October 20, 2005 at an exercise price of $1.61 per share, subject to standard anti-dilution adjustments.

         Pursuant to the terms of the Registration Rights Agreement, the Registrant is obligated to file with the Securities and Exchange Commission a registration statement on Form S-3 under the Securities Act of 1933 to register for resale the shares of Common Stock of the Registrant issued pursuant to the private placement and upon exercise of the Series A and Series B Warrants within 30 days of the closing date of the private placement.

         On June 25, 2003, the Registrant entered into a Common Stock Purchase Agreement with Icon Investors, Ltd. ("Icon"), under which the Registrant established up to a $4,000,000 equity line. The Registrant and Icon terminated this agreement pursuant to a Settlement & Release Agreement dated April 26, 2004, attached hereto as Exhibit 99.4. In exchange for termination of this agreement and the equity line, the Registrant issued to Icon $225,000 of the Registrant's common stock at $1.64 per share.

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Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

                 4.1 Registration Rights Agreement, dated as of April 16, 2004, by and among the Registrant and the signatories hereto.

                99.1 Securities Purchase Agreement, dated as of April 16, 2004, by and among the Registrant and the signatories hereto.

                99.2    Form of Series A Common Stock Purchase Warrant.

                99.3    Form of Series B Common Stock Purchase Warrant.

                99.4 Settlement & Release Agreement, dated as of April 26, 2004, by and between the Registrant and Icon Investors, Ltd.

                99.5    Press Release dated April 21, 2004.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  May 20, 2004.

                                          US DATAWORKS, INC.



                                          By  /s/ John Reiland
                                              ----------------------------------
                                              John Reiland
                                              Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit
Number                               Description
--------------------------------------------------------------------------------

   4.1 Registration Rights Agreement, dated as of April 16, 2004 by and among the Registrant and the signatories hereto.

  99.1 Securities Purchase Agreement, dated as of April 16, 2004, by and among the Registrant and the signatories hereto.

  99.2      Form of Series A Common Stock Purchase Warrant.

  99.3      Form of Series B Common Stock Purchase Warrant.

  99.4 Settlement & Release Agreement, dated as of April 26, 2004, by and between the Registrant and Icon Investors, Ltd.

  99.5      Press Release dated April 21, 2004.